UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2004

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1232 22nd STREET NW, SUITE 600, WASHINGTON, DC 20037
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (402) 474-4800

4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
Former name or address, if changed since last report.)

Item 5.                                   Other Events

On June 4, 2004, the Company changed its principal executive and corporate office to its Washington DC facility located at 1232 22nd Street NW, Suite 600, Washington, DC 20037.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC.
(Registrant)

Date: June 4, 2004	By:	/s/ MASSOUD SAFAVI
Massoud Safavi
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)